UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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CNL Income Properties, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CNL INCOME PROPERTIES, INC.

CNL Center at City Commons

450 South Orange Avenue

Orlando, Florida 32801

April 30, 2007

To Our Stockholders:

You are cordially invited to attend the annual meeting of stockholders of CNL Income Properties, Inc. (the “Company”) on June 20, 2007, at 10:00 a.m. Eastern time, at CNL Center at City Commons, 450 South Orange Avenue, Orlando, Florida 32801 (such meeting, and any adjournment or postponement thereof, the “Annual Meeting”). The directors and executive officers of the Company look forward to greeting you personally. Enclosed for your review are the proxy card, proxy statement, notice setting forth the business to come before the Annual Meeting and the Company’s 2006 annual report.

The Company has made enormous progress in 2006 and into the first quarter of 2007. During that period, the Company raised almost $1 billion in gross proceeds through its public offerings of common stock. As of April 6, 2007, the Company had a portfolio of 65 lifestyle properties and ten loans spanning seven asset classes. The Company’s management believes that it is well positioned to participate in the expected continued growth in the recreation and lifestyle real estate market.

In the accompanying proxy statement, the Company’s board of directors (the “Board”) is requesting that you consider the re-election of five directors and the approval of certain amendments to its articles of incorporation. The Board unanimously recommends that you vote “FOR ALL” to re-elect each of the nominated directors and “FOR” to amend the articles of incorporation.

Your vote is critical. Regardless of the number of shares you own in the Company, it is very important that your shares be represented. This year, you may vote by Internet, by telephone or by mailing your proxy card. Please complete and return the enclosed proxy card today. Voting will ensure your representation at the Annual Meeting if you choose not to attend in person. Thank you for your attention to this matter.

Sincerely,

James M. Seneff, Jr. Chairman of the Board	R. Byron Carlock, Jr. Chief Executive Officer

CNL INCOME PROPERTIES, INC.

CNL Center at City Commons

450 South Orange Avenue

Orlando, Florida 32801

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

Annual Meeting to be held June 20, 2007

To Our Stockholders:

Notice is hereby given that the 2007 annual meeting of stockholders of CNL Income Properties, Inc. (the “Company”) will be held at CNL Center at City Commons, 450 South Orange Avenue, Orlando, Florida 32801 on June 20, 2007, at 10:00 a.m., Eastern time (such meeting, and any adjournment or postponement thereof, the “Annual Meeting”), for the following purposes:

1.	To elect five directors of the Company for terms expiring at the 2008 annual meeting of stockholders;

2.	To amend certain provisions of the Company’s Amended and Restated Articles of Incorporation (the “Articles”); and

3.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on April 1, 2007, are entitled to vote at the Annual Meeting.

Stockholders are cordially invited to attend the Annual Meeting in person. All stockholders, whether or not they plan to attend the Annual Meeting, are requested to complete, date and sign the enclosed proxy card and return it promptly in the envelope provided. You may also vote your proxy by telephone or Internet by following the instructions on the proxy card. It is important that your shares be voted. By returning your proxy card promptly, you can help the Company avoid additional expenses to ensure that a quorum is met so the Annual Meeting can be held. If you decide to attend the Annual Meeting, you may revoke your proxy and vote your shares in person.

By Order of the Board of Directors,

Amy Sinelli Secretary

April 30, 2007

Orlando, Florida

PROXY STATEMENT

CNL INCOME PROPERTIES, INC.

CNL Center at City Commons

450 South Orange Avenue

Orlando, Florida 32801

(800) 522-3863

PROXY STATEMENT

GENERAL INFORMATION

This proxy statement is furnished by the board of directors (the “Board”) of CNL Income Properties, Inc. (the “Company”) in connection with the solicitation by the Board of proxies to be voted at the annual meeting of stockholders to be held at 10:00 a.m., Eastern time, on June 20, 2007, at the Company’s offices located at CNL Center at City Commons, 450 South Orange Avenue, Orlando, Florida 32801 (such meeting, and any adjournment or postponement thereof, the “Annual Meeting”), for the purposes set forth in the accompanying notice of such meeting. Only stockholders of record at the close of business on April 1, 2007 (the “Record Date”) will be entitled to vote at the Annual Meeting. This proxy statement, proxy card, notice setting forth matters upon which stockholders are entitled to vote, and the 2006 annual report are first being mailed on or about May 11, 2007, to stockholders of record at the Record Date.

As of April 1, 2007, 132,631,908 shares of common stock of the Company were outstanding and entitled to vote. Each share of common stock entitles the holder thereof to one vote on each of the matters to be voted upon at the Annual Meeting. As of the Record Date, officers and directors of the Company had the power to vote, as determined by the rules of the U.S. Securities and Exchange Commission (the “Commission”), less than 1% of the outstanding shares of common stock.

Proxy and Voting Procedures

Your vote is important. You can save the Company the expense of a second mailing by voting promptly.

A proxy card is enclosed for your use. Simply mark your proxy card, date and sign it, and return it in the postage-paid envelope provided. The proxy card also contains instructions for responding either by telephone or Internet. Votes cast in person or by proxy at the Annual Meeting will be tabulated and a determination will be made as to whether or not a quorum is present. The presence, in person or by proxy, of stockholders holding at least 50% of the outstanding shares will constitute a quorum for the transaction of business at the Annual Meeting. The Company will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence or absence of a quorum, but not as “votes cast” for purposes of determining the approval of any matter submitted to the stockholders.

A broker non-vote occurs when a broker, bank or other nominee holding shares on your behalf votes shares on some matters but not others. The Company will treat broker non-votes as shares that are present and entitled to vote for purposes of determining the presence or absence of a quorum, but not as “votes cast” for purposes of determining the approval of any matter submitted to the stockholders.

If sufficient votes for approval of any of the matters to be considered at the Annual Meeting have not been received prior to the meeting date, the Company intends to postpone or adjourn the Annual Meeting in order to solicit additional votes with respect to that matter. The form of proxy the Company is soliciting requests authority for the proxies, in their discretion, to vote the stockholders’ shares with respect to a postponement or adjournment of the Annual Meeting. At any postponed or adjourned meeting, the Company will vote any proxies received in the same manner described in this proxy statement with respect to the original meeting.

Any proxy, if received in time, properly signed and not revoked, will be voted at the Annual Meeting in accordance with the directions of the stockholder. You must take action to vote your shares. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised. A proxy may be revoked (1) by delivery of a written statement to the Secretary of the Company stating that the proxy is being revoked, (2) by presentation at the Annual Meeting of a subsequent proxy executed by the person executing the prior proxy, or (3) by attendance at the Annual Meeting and voting in person.

Solicitation Expenses

Solicitation of proxies will be primarily by mail and telephone. However, directors and officers of the Company and certain employees of CNL Capital Markets, Inc. and CNL Securities Corp., affiliates of the Company, also may solicit proxies by telephone, Internet, telegram or in person. All of the expenses of preparing, assembling, printing and mailing the materials used in the solicitation of proxies will be paid by the Company. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to forward soliciting materials, at the expense of the Company, to the beneficial owners of shares held of record by such persons. The Company has formally engaged N.S. Taylor & Associates, Inc., a professional proxy solicitation firm (the “Proxy Soliciting Firm”), to aid in the solicitation of proxies at a base fee of $3,500 plus: an additional fee of $3.50 per contact with stockholders via telephone, if required in the solicitation; an additional fee for solicitation due to the higher vote requirement for Proposal II below; and reimbursement of reasonable out of pocket expenses. In connection with the services described above in connection with the Annual Meeting, the Company has agreed to indemnify the Proxy Soliciting Firm against certain liabilities that it may incur.

Electronic Delivery of Proxy Materials and Annual Report

If you are a stockholder of record, you can elect to receive next year’s proxy statement and Annual Report electronically by registering on-line at www.proxyconsent.com/cip. If you choose to register online, then next year when the proxy materials are available, you will receive an e-mail with instructions which will enable you to review these materials via the Internet rather than by mail. By opting to receive your proxy materials on-line, you will save the Company the cost of producing and mailing documents to you, reduce the amount of mail you receive and help preserve environmental resources. You may incur certain charges by viewing these materials via the Internet, such as telephone charges and Internet access fees.

Where to Obtain More Information

The mailing address of the principal executive offices of the Company is CNL Center at City Commons, 450 South Orange Avenue, Orlando, Florida 32801. Notices of revocation of proxy should be sent to the attention of the Company’s Secretary at this address.

The Company makes available free of charge on its Internet web site (www.cnl.com/incomeprop/) the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and, if applicable, amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) as soon as reasonably practicable after the Company electronically files such material with, or furnishes it to, the Commission.

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, that was filed with the Commission will be furnished without the accompanying exhibits to stockholders without charge upon written request sent to the Secretary, Amy Sinelli, at the Company’s offices. Each such request must set forth a good faith representation that as of April 1, 2007, the person making the request was the beneficial owner of common stock entitled to vote at the Annual Meeting.

Annual Report

A copy of the Company’s Annual Report to stockholders for the year ended December 31, 2006, accompanies this proxy statement.

PROPOSAL I

ELECTION OF DIRECTORS

Nominees for Election to the Board of Directors

The persons named below have been nominated by the Board for election as directors to serve until the 2007 annual meeting of stockholders or until their successors have been elected and qualified. Messrs. Bourne and Seneff have been directors since the Company’s inception in August 2003. The remaining independent directors have served since March 4, 2004. The table sets forth each nominee’s name, age, principal occupation or employment during at least the last five years, and directorships in other public corporations.

In the event that any nominee(s) should be unable to accept the office of director, which is not anticipated, it is intended that the persons named in the proxy will vote for the election of such other person in the place of such nominee(s) for the office of director as the Board may recommend. A majority of all of the votes cast is required for the election of directors.

A majority of the Company’s directors are required to be independent, as that term is defined in the Company’s Articles and is set forth below under “Board Independence.” Messrs. Douglas, Folken and Woody are independent directors.

The Company’s officers and directors that own shares of common stock have advised the Company that they intend to vote their shares of common stock for the election of each of the nominees.

The Board unanimously recommends a vote “FOR ALL” to elect each of the following nominees to the Board.

Directors and Executive Officers

The Company’s directors are listed below:

James M. Seneff, Jr. Director and Chairman of the Board. Mr. Seneff has served as a director and Chairman of the Board of CNL Income Properties and its advisor, CNL Income Corp. (the “Advisor”), since their inception. Mr. Seneff is a principal stockholder of CNL Holdings, Inc., the parent company of CNL Financial Group, Inc., a diversified real estate company, and has served as a director, Chairman of the Board and Chief Executive Officer of CNL Financial Group, Inc. and some of its subsidiaries since CNL Holdings, Inc.’s formation in 2000. Mr. Seneff served as a director and Chairman of the Board of CNL Retirement Properties, Inc., a public, unlisted real estate investment trust, which merged with and into a wholly owned subsidiary of Health Care Property Investors, Inc. in October 2006, and of CNL Retirement Corp., its advisor. From its inception until August 2003, Mr. Seneff was Chief Executive Officer of CNL Retirement Properties, Inc. Mr. Seneff also served as a director and Chairman of the Board of CNL Hotels & Resorts, Inc., a public, unlisted real estate investment trust, which merged with affiliates of Morgan Stanley Real Estate Fund V, U.S., L.P. in April 2007 and its advisor, CNL Hospitality Corp. Mr. Seneff was Chief Executive Officer of CNL Hotels & Resorts, Inc. from inception through February 2003, and was Co-Chief Executive Officer from February 2003 through May 2003. Mr. Seneff served as a director from 1994 until June 2005, as Chairman of the Board from 1996 until June 2005 and as Chief Executive Officer from 1994 through February 2004 of Commercial Net Lease Realty, Inc. Commercial Net Lease Realty, Inc. changed its name to National Retail Properties, Inc. in May 2006 and listed on the New York Stock Exchange. In addition, Mr. Seneff served as a director and Chairman of the Board from inception in 1994 through February 2005, as Chief Executive Officer from 1994 through August 1999 and as Co-Chief Executive Officer from December 2000 through September 2003 of CNL Restaurant Properties, Inc. (formerly CNL American Properties Fund, Inc.). CNL Restaurant Properties Inc. was a public, unlisted real estate investment trust until February 2005, when it merged with U.S. Restaurant Properties, Inc. From February 2005 until February 2007, Mr. Seneff served as director and Chairman of the Board of Trustreet Properties, Inc., a New York Stock Exchange-listed company and the successor of the merger between CNL Restaurant Properties, Inc. and U.S. Restaurant Properties, Inc. In February 2007, Trustreet Properties, Inc. was acquired by a subsidiary of GE Capital Corporation, FF-TSY Holdings Company II, LLC. Mr. Seneff has also served as a director and Chairman of the Board since 1979 and as Chief Executive Officer from 1991 to 2004 of CNL Securities Corp., the managing dealer of the Company’s ongoing public offering of common stock. Mr. Seneff served as Chief Executive Officer from 1990 to 2004, as a director from 1990 and as Chairman of the Board from 2000 of CNL Investment Company until it merged into CNL Capital Markets Corp. in 2005. Mr. Seneff has served as a director and Chairman of CNL Capital Markets Corp. Since its inception in 2000. Mr. Seneff currently serves as the Chairman of the Board of CNLBancshares, Inc. Mr. Seneff received his degree in Business Administration from Florida State University in 1968.

Robert A. Bourne. Director, Vice Chairman of the Board and Treasurer. Mr. Bourne has served as a director, Vice Chairman of the Board and Treasurer of CNL Income Properties since its inception. Mr. Bourne also serves as a director, Vice Chairman of the Board and Treasurer of the Advisor. Mr. Bourne served as a director and Vice Chairman of the Board of CNL Hotels & Resorts, Inc., a public, unlisted real estate investment trust which merged with affiliates of Morgan Stanley Real Estate Fund V, U.S., L.P. in April 2007, as well as a director, Vice Chairman of the Board and Treasurer of CNL Hospitality Corp., its advisor. Mr. Bourne served as President of CNL Hotels & Resorts, Inc. and CNL Hospitality Corp., its advisor, from 1997 to June 2002. Mr. Bourne is also a director and Vice Chairman of CNL Financial Group, Inc. He previously served as a director, Vice Chairman of the Board and Treasurer of CNL Retirement Properties, Inc., a public, unlisted real estate investment trust which merged with and into a wholly owned subsidiary of Health Care Property Investors, Inc. in October 2006, as well as a director, Vice Chairman of the Board and Treasurer of CNL Retirement Corp., its advisor. Mr. Bourne served as President of CNL Retirement Properties, Inc. and CNL Retirement Corp. from 1998 and 1997, respectively, to June 2002. Mr. Bourne also serves as a director of CNLBank. From 1994 until June of 2005 he served as a director; from 1996 until June 2005 he served as Vice Chairman of the Board; and from May 1994 through May 1996 he served as President, of Commercial Net Lease Realty, Inc. Commercial Net Lease Realty, Inc. changed its name to National Retail Properties, Inc. in May 2006 and listed on the New York Stock Exchange. Mr. Bourne served as a director from inception in 1994 until February 2005, President from 1994 through February 1999, Treasurer from February 1999 through August 1999, and Vice Chairman of the Board from February 1999 until February 2000, of CNL Restaurant Properties, Inc. CNL Restaurant Properties, Inc. was a public, unlisted real estate investment trust until February 2005, when it merged with U.S. Restaurant Properties, Inc., formed Trustreet Properties, Inc. and listed its shares on the New York Stock Exchange. From February 2005 until February 2007, Mr. Bourne served as a director of Trustreet Properties, Inc. In February 2007, Trustreet Properties, Inc. was acquired by a subsidiary of GE Capital Corporation, FF-TSY Holdings Company II, LLC. Mr. Bourne also serves as a director and officer for various affiliates of CNL Financial Group, Inc., including the offices of Vice Chairman and Chief Executive Officer since 2004 of CNL Capital Markets Corp., the office of Chief Executive Officer since 2004 of CNL Securities Corp. Mr. Bourne began his career as a certified public accountant employed by Coopers & Lybrand, Certified Public Accountants, from 1971 through 1978, where he attained the position of tax manager in 1975. Mr. Bourne graduated from Florida State University in 1970 where he received a B.A. in Accounting, with honors.

Bruce Douglas. Independent Director. Mr. Douglas was named President of Sterling College on September 12, 2006. Prior to that, he founded and was the chief executive officer of Harvard Development Company, a real estate development organization specializing in urban revitalization and rejuvenation since March 1, 2001. From 1975 to February 28, 2001, Mr. Douglas founded and was the chairman and chief executive officer of The Douglas Company, a construction and engineering firm. Mr. Douglas is currently a trustee of the Wilberforce University and a member of the Taubman Center Advisory Board of Harvard University. Mr. Douglas received his BA in Physics from Kalamazoo College in 1954, BS in Civil Engineering from the University of Michigan in 1955, MPA from Harvard University in 1995 and Ph.D. in History at the University of Toledo in 2004.

Dennis N. Folken. Independent Director. Mr. Folken is a retired certified public accountant, having received his certified public accountant designation in 1957. He was with Coopers & Lybrand, Certified Public Accountants from 1969 to 1988, and prior to that was with several local accounting firms. Over his 30-year career, Mr. Folken practiced as an office managing partner and group managing partner. Mr. Folken’s subsequent experience included managing Devex Realty, Inc. & Comreal, Inc., a real estate brokerage firm and advising Fiduciary Associates, Inc., a trust administration company. He currently serves on the board of the Transylvania Foundation. Mr. Folken received a BA from Rollins College in 1956 and attended the University of Florida Graduate School of Business.

Robert J. Woody. Independent Director. Mr. Woody has served as deputy chairman and general counsel for Northstar Financial Services Ltd. since December 2005 and as the chief executive officer of Northstar Consulting Group, Inc. since July 1, 2004. Prior to that, Mr. Woody was the executive vice president and general counsel for Northstar Companies, Inc., an international wealth management firm, since January 2002. From 1997 to January 2002, Mr. Woody was a partner with the law firm of Shook, Hardy & Bacon, L.L.P. in the business and finance division, and chairman of the firm’s energy section. Prior to that time, Mr. Woody was an associate, a partner and then the managing partner in Washington, D.C. for the law firm of Lane & Mittendorf prior to the firm’s merger into Shook, Hardy & Bacon, L.L.P. in 1997. He also served as vice president and a director of One To One/The National Mentoring Partnership, Inc., taking a one-year leave of absence from the firm to help launch a new national effort to address the problems of “at risk” youth. Mr. Woody received a Bachelor of Arts in 1966, a J.D. in 1969 from the University of Kansas and undertook graduate legal study in international law at the University of Exeter, England, in 1972.

The executive officers of the Company are as follows:

Name	Age	Position
James M. Seneff, Jr.	60	Director and Chairman of the Board
Robert A. Bourne	60	Director, Vice Chairman of the Board and Treasurer
R. Byron Carlock, Jr.	44	President and Chief Executive Officer
Charles A. Muller	48	Chief Operating Officer and Executive Vice President
Tammie A. Quinlan	44	Chief Financial Officer and Executive Vice President
Joseph T. Johnson	32	Senior Vice President and Chief Accounting Officer
Amy Sinelli	37	Senior Vice President, Corporate Counsel and Secretary

R. Byron Carlock, Jr. Chief Executive Officer and President. Mr. Carlock was appointed interim Chief Executive Officer or CNL Income Properties on September 19, 2006 and as Chief Executive Officer of the Company and the Advisor on August 18, 2006. He has served as President of the Company and CNL Income Corp. since April 19, 2004. From March 1998 through June 1998 and since October 2000, Mr. Carlock has served as the chairman and the chief executive officer of The Carlock Companies LLC, a Dallas-based advisory firm specializing in mergers, acquisitions and recapitalizations. Mr. Carlock, through The Carlock Companies, LLC, has provided consulting services to a number of the Advisor’s affiliates. Prior to October 2000, Mr. Carlock served as chief investment officer and executive vice president of Post Corporate Services and as president and chief operating officer of W.B. Johnson Properties, LLC. He also served the Trammell Crow Company and then Crow Holdings International in various capacities, ultimately acting as Managing Director of Capital Markets for the last two years of that term. Mr. Carlock received a M.B.A. from the Harvard Business School in 1988 and a B.A. in Accounting from Harding University in Arkansas in 1984. Mr. Carlock completed additional studies as a Rotary Scholar at the Chinese University of Hong Kong in 1985. Mr. Carlock is an inactive certified public accountant and a full member of the Urban Land Institute.

Charles A. Muller. Chief Operating Officer and Executive Vice President. Mr. Muller joined CNL Income Properties as Chief Operating Officer in April 2004 and as Executive Vice President in April 2006. Mr. Muller also serves the Advisor, as Chief Operating Officer beginning April 2004 and Executive Vice President beginning February 2006. Prior to that, he served as Executive Vice President since October 1996 and Chief Operating Officer from October 1996 to November 2003 of CNL Hotels & Resorts, Inc., formerly known as CNL Hospitality Properties, Inc. a public, unlisted real estate investment trust, and its advisor, CNL Hospitality Corp. Prior to joining CNL Hospitality Corp., Mr. Muller spent 15 years in hotel and resort sector investment, development and operations working for companies such as AIRCOA Hospitality Services, Inc., PKF Consulting, Wyndham Hotels & Resorts and Tishman Hotel Corporation. Mr. Muller currently serves on the Urban Land Institute, Recreational Development Council. He received a B.A. in Hotel Administration from Cornell University in 1981.

Tammie A. Quinlan. Chief Financial Officer and Executive Vice President. Since April 2004, Ms. Quinlan has served as Chief Financial Officer and Senior Vice President, and since September 2005 as Executive Vice President, of CNL Income Properties and the Advisor. Ms. Quinlan also began serving as Secretary of CNL Income Properties in June 2004 and of the Advisor in March 2007. Ms. Quinlan’s previous position was with CNL Hospitality Corp. from 1999 to April 2004, where she served as Senior Vice President of Corporate Finance and Treasury. Prior to joining CNL Hospitality Corp., Ms. Quinlan was employed by KPMG LLP from 1987 to 1999, most recently as a senior manager, performing services for a variety of clients in the real estate, hospitality and financial services industries. Ms. Quinlan is a certified public accountant. She graduated from the University of Central Florida in 1986 where she received a B.S. in Accounting and Finance.

Joseph T. Johnson. Senior Vice President and Chief Accounting Officer. Since February 2007, Mr. Johnson has served as Senior Vice President and Chief Accounting Officer and, during the period from August 2005 through February 2007, as Vice President of Accounting and Financial Reporting of CNL Income Properties, Inc. and its Advisor, CNL Income Corp. Mr. Johnson’s previous position was with CNL Hospitality Corp., from January 2001 through August 2005, where he most recently served as Vice President of Accounting and Financial Reporting. Prior to joining CNL Hospitality Corp., Mr. Johnson was employed in the audit practice of KPMG LLP from 1997 to 2001. Mr. Johnson is a certified public accountant. He received a B.S. in Accounting in 1997 and a M.S. in Accounting in 1999 from the University of Central Florida.

Amy Sinelli. Senior Vice President, Corporate Counsel and Secretary. Since February 2007, Ms. Sinelli has served as Senior Vice President of CNL Income Properties, Inc. and its Advisor, CNL Income Corp. Ms. Sinelli joined CNL Income Properties and its Advisor in February 2005 as Vice President and Corporate Counsel and in June 2006 began serving as Secretary for both entities. Previously, Ms. Sinelli served at CNL Investment Company from November 2003 to February 2005. Ms. Sinelli spent ten years in private legal practice prior to joining CNL, most recently at the law firm of Igler & Dougherty, P.A. in Tampa, Florida. She received a B.A. from Miami University in Oxford, Ohio and her J.D. from Capital Law School in Columbus, Ohio. Ms. Sinelli is licensed to practice law in Florida and is a member of the Florida and American Bar Associations. Ms. Sinelli serves as Treasurer for the Central Florida chapter of the Association of Corporate Counsel and is a member of the Investment Program Association, Legal and Regulatory Affairs Committee.

PROPOSAL II

AMENDMENT OF THE ARTICLES OF INCORPORATION

As of August 10, 2006, the Commonwealth of Pennsylvania cleared the Company to offer and sell its common stock under its current registration statement filed with the SEC (SEC File No. 333-128662) which was declared effective on April 4, 2006 (the “2nd Offering”) to residents of Pennsylvania. As a condition for clearing the Company’s offering in Pennsylvania, the Pennsylvania Securities Commission required the Company to undertake to amend certain provisions of Section 10 and Section 12 of its Articles. To that end, the Board has adopted resolutions amending, and recommending that you approve, amendments to Section 10 and Section 12 of the Articles.

The Company’s officers and directors that own shares of common stock have advised the Company that they intend to vote their shares for the amendments to the Articles.

The Board unanimously recommends a vote “FOR” the

following amendments of the Articles.

Amendments to the Articles

The amendments to be voted upon are set forth below with the proposed changes marked against the current Article provisions.

Begining here, there was redlining built into the Proxy to show readers the changes that are proposed to change in our Article of Incorporation.These need to go back in (Star is familiar with this from the prelim. proxy). Let me know if you can’t add them back in from prelim. proxy if you want me to mark them again.

SECTION 10.1 Amendment.

(i) These Articles of Incorporation may be amended, without the necessity for concurrence by the Directors, by the affirmative vote of the holders of not less than a majority of the Equity Shares then outstanding and entitled to vote thereon, except that no amendment may be made which would change any rights with respect to any outstanding class of securities, by reducing the amount payable thereon upon liquidation, or by diminishing or eliminating any voting rights pertaining thereto.

(ii) The Directors, by a two-thirds (2/3) vote, may amend provisions of these Articles of Incorporation from time to time as necessary to enable the Company to qualify as a real estate investment trust under the REIT Provisions of the Code. The Directors, by a majority vote, may amend these Articles of Incorporation to increase the number of authorized Equity Shares. With the exception of the foregoing, the Directors may not amend these Articles of Incorporation.

(iii) An amendment to these Articles of Incorporation shall become effective as provided in Section 12.5.

(iv) These Articles of Incorporation may not be amended except as provided in this Section 10.1.

SECTION 10.2 Reorganization. Subject to the provisions of any class or series of Equity Shares at the time outstanding, the Directors shall have the power (i) to cause the organization of a corporation, association, trust or other organization to take over the Company Property and to carry on the affairs of the Company, or (ii) cause a merger, consolidation or share exchange of the Company with or into, or sell, convey and transfer the Company Property to any such corporation, association, trust or organization in exchange for Securities thereof or beneficial interests therein, and the assumption by the transferee of the liabilities of the Company, and upon the occurrence of (i) or (ii) above terminate the Company and deliver such Securities or beneficial interests ratably among the Stockholders according to the respective rights of the class or series of Equity Shares held by them; provided, however, that any such action shall have been approved, at a meeting of the Stockholders called for that purpose, by the affirmative vote of the holders of not less than a majority of the Equity Shares then outstanding and entitled to vote thereon, except that where a merger of the Company is effected through a wholly-owned subsidiary of the Company and the consideration to be paid by the Company in the merger consists solely of cash, the merger may be approved solely by the Directors unless the party to the merger is an Affiliate of the Sponsor, the Advisor or the Company.

SECTION 10.3 Merger, Consolidation or Sale of Company Property. Subject to the provisions of any class or series of Equity Shares at the time outstanding, the Directors shall have the power to (i) cause a merger, consolidation or share exchange of the Company with or into another entity, (ii) consolidate the Company with one (1) or more other entities into a new entity; (iii) sell or otherwise dispose of all or substantially all of the Company Property; or (iv) dissolve or liquidate the Company, other than before the initial investment in Company Property; provided, however, that such action shall have been approved, at a meeting of the Stockholders called for that purpose, by the affirmative vote of the holders of not less than a majority of the Equity Shares then outstanding and entitled to vote thereon except that where a merger of the Company is effected through a wholly-owned subsidiary of the Company and the consideration to be paid by the Company in the merger consists solely of cash, the merger may be approved solely by the Directors unless the party to the merger is an Affiliate of the Sponsor, the Advisor or the Company. Any such transaction involving an Affiliate of the Company, the Sponsor or the Advisor also must be approved by a majority of the Directors (including a majority of the independent directors) not otherwise interested in such transaction as fair and reasonable to the Company and on terms and conditions not less favorable to the Company than those available from unaffiliated third parties.

SECTION 12.1 Intentionally Omitted

Stockholder Approval

On August 18, 2006, the Board adopted resolutions amending, and recommending that the stockholders approve, amendments to Sections 10.1, 10.2, 10.3 and 12.1 of the Articles. Under the existing Articles, the proposed amendments must be approved by the affirmative vote of not less than 2/3rds of the stockholders entitled to vote thereon. Abstentions and broker non-votes will have the effect of a vote “against” the proposed amendments. If you vote to approve the amendments, the Company will file the amended Articles with the State Department of Assessments and Taxation of Maryland at which time the amendments will become effective.

If the proposed amendments are not approved at the Annual Meeting, the Company has assured the Pennsylvania Securities Commission that it will immediately cease making offers and sales of its securities to Pennsylvania residents and that the Company will not offer or sell its common stock in Pennsylvania in the future. Additionally, pursuant to Section 504 of the Pennsylvania Securities Act of 1972, as amended, and the regulations promulgated thereunder, the Company has agreed to extend to all residents of Pennsylvania who have purchased shares of the Company’s common stock during the 2nd Offering, a written offer of rescission. Thus, if these proposals are not approved at the Annual Meeting, the Company may have to return monies to investors who are residents of Pennsylvania who purchased shares in the 2nd Offering. As of December 31, 2006, there approximately 2,169,000 shares held by 789 Pennsylvania stockholders in the 2nd Offering.

Board Independence

For the year ended December 31, 2006, each of Messrs. Douglas, Folken and Woody served as “independent directors” of the Company, as that term is defined in the Company’s Articles of Incorporation. Although the Company’s shares are not listed on the New York Stock Exchange, the Company applied the exchange’s standards of independence to its own outside directors and for the year ended December 31, 2006, each of Messrs. Douglas, Folken and Woody met the definition of “independent” under Sections 303.01(B)(2)(a) and (3) of the New York Stock Exchange listing standards.

Compensation of Directors and Executive Officers

During the year ended December 31, 2006, each director received a $30,000 annual fee for services as well as $1,500 per Board meeting attended whether they participate by telephone or in person. Each director serving on the Audit Committee received $1,500 per Audit Committee meeting attended whether they participate by telephone or in person. The Audit Committee Chair received an annual retainer of $5,000 in addition to Audit Committee meeting fees and fees for meeting with the independent accountants as a representative of the Audit Committee. No additional compensation will be paid for attending the Annual Meeting.

The following table sets forth the compensation paid to the Company’s directors during the year ended 2006 for their service on the Board and audit committee (where applicable):

Name	Fees Earned or Paid in Cash	Total
James M. Seneff	None	None
Robert A. Bourne	None	None
Bruce Douglas	$57,000	$57,000
Dennis N. Folken	68,000	68,000
Robert A. Woody	55,500	55,500

The Company’s executive officers do not receive compensation directly from the Company for services rendered to it. The Company’s executive officers are also officers of the Advisor and are compensated by the Advisor for their services to the Company. The Company did not pay any annual or long-term compensation to the executive officers for services rendered in all capacities to the Company during the period ended December 31, 2006. In addition, no executive officer of the Company received an annual salary or bonus from the Company during the period ended December 31, 2006. See “Certain Relationships and Related Transactions” for a description of the fees payable and expenses reimbursed to the Advisor and its affiliates.

Some of the Advisor’s employees and one executive officer of the Advisor had a portion of their compensation allocated to the Company in accordance with the provisions of the advisory agreement. The Advisor allocated approximately $101,000 of Ms. Quinlan’s 2006 salary to the Company. Most of the other employees perform accounting or legal services on behalf of the Company. Compensation to these individuals is not covered by the asset management and acquisition fees earned by the Advisor because their activities are not acquisition oriented. This policy has been revised such that in the future, allocations of compensation will only be made for legal and accounting staff members and not executive officers. All compensation policies, bonus and profit sharing plans and decisions related to those plans or policies are made by the Advisor or its affiliates. The Company does not maintain any stock-based incentive or other plans or programs for its executive officers or employees.

Board Meetings During Fiscal Year 2006

The Board met eleven times (including seven telephonic meetings) during 2006, and the average attendance by directors at Board meetings was 91%. Each member of the Board during 2006 attended at least 82% of the total meetings of the Board and each member of the Audit Committee attended 100% of the total Audit Committee meetings during 2006. Although the Company does not have a policy on director attendance at the annual stockholders meetings, directors are encouraged to do so. All of the Company’s directors attended the Company’s 2006 annual meeting.

Committees of the Board of Directors

The Company has a standing Audit Committee, the members of which are selected by the Board each year. During 2006, the Audit Committee was composed of Bruce Douglas, Dennis N. Folken and Robert J. Woody, each of whom has been determined to be “independent” under the listing standards of the New York Stock Exchange referenced above. The Committee operates under a written charter adopted by the Board. A copy of the Audit Committee Charter is posted on the Company’s website at www.cnl.com/incomeprop/. The Audit Committee assists the Board by providing oversight responsibilities relating to:

•	The integrity of financial reporting;

•	The independence, qualifications and performance of the Company’s independent auditors;

•	The systems of internal controls;

•	The performance of the Company’s internal audit function; and

•	Compliance with management’s audit, accounting and financial reporting policies and procedures.

In addition, the Audit Committee recommends the independent auditors for appointment by the Board and is responsible for the compensation and oversight of the Company’s independent auditor and internal auditors. In performing these functions, the Audit Committee meets periodically with the independent auditors, management and internal auditors (including private sessions) to review the results of their work. During the year ended December 31, 2006, the Audit Committee met seven times with the Company’s independent auditors, internal auditors and management to discuss the annual and quarterly financial reports prior to filing them with the Commission. The Audit Committee has determined that Mr. Folken, the Chairman of the Audit Committee and an independent director, is an “audit committee financial expert” under the rules and regulations of the Commission for purposes of Section 407 of the Sarbanes-Oxley Act of 2002.

Currently, the Company does not have a nominating committee, and therefore, does not have a nominating committee charter. The Board is of the view that it is not necessary to have a nominating committee at this time because the Board is composed of only five members, including three “independent directors” (as defined under the New York Stock Exchange listing standards), and each director is responsible for identifying and recommending qualified Board candidates. The Board does not have any minimum qualifications with respect to Board nominees. However, the Board considers many factors with regard to each candidate, including judgment, integrity, diversity, prior experience, the interplay of the candidate’s experience with the experience of other Board members, the extent to which the candidate would be desirable as a member of the Audit Committee, and the candidate’s willingness to devote substantial time and effort to Board responsibilities.

Company stockholders may recommend individuals to the Board for consideration as potential director candidates by submitting their names and appropriate background and biographical information to the Company’s Secretary at the Company’s office. Assuming that the appropriate information has been timely provided, the Board will consider these candidates substantially in the same manner as it considers other Board candidates it identifies.

At such time, if any, as the Company’s shares of common stock are listed on a national securities exchange or included for quotation on the National Market System of the Nasdaq Stock Market, the Company will form a compensation committee, the members of which will be selected by the full Board each year. Currently, the Company does not have a compensation committee.

Audit Committee Report

The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Commission, nor shall such information be incorporated by reference into any previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act except to the extent that the Company incorporates it by specific reference.

Review and Discussions with Management. The Audit Committee has reviewed and discussed the Company’s audited financial statements for the year ended December 31, 2006, with the management of the Company. The Audit Committee also discussed with the Company’s senior management the process for certifications by the Company’s Chief Executive Officer and Chief Financial Officer which is required by the Commission and the Sarbanes-Oxley Act of 2002 for certain of the Company’s filings with the Commission.

Review and Discussions with Independent Auditors. The Audit Committee has discussed with PricewaterhouseCoopers LLP, the Company’s independent auditors, the matters required to be disclosed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” which includes, among other items, matters related to the conduct of the audit of the Company’s financial statements. In addition, the Audit Committee has reviewed the selection, application and disclosure of the Company’s critical accounting policies. The Audit Committee has also received written disclosures and a letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (which relates to the accountant’s independence from the Company and its related entities) and has discussed with PricewaterhouseCoopers LLP their independence from the Company.

Conclusion. Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Annual Report of the Company on Form 10-K for the year ended December 31, 2006, for filing with the Commission.

The Audit Committee:

Bruce Douglas

Dennis N. Folken

Robert J. Woody

Corporate Governance

The Board has adopted corporate governance policies and procedures that the Board believes are in the best interest of the Company and its stockholders as well as compliant with the Sarbanes-Oxley Act of 2002 and the Commission’s rules and regulations. In particular:

•	The majority of the Board is independent of the Company and management, and all of the members of the Audit Committee are independent.

•	The Board has adopted a charter for the Audit Committee. One member of the Audit Committee is an “audit committee financial expert” under Commission rules.

•	The Audit Committee hires, determines compensation of, and decides the scope of services performed by the Company’s independent auditors.

•

The Company has adopted a Code of Business Conduct that applies to all directors and officers of the Company as well as all directors, officers and employees of the Advisor. The Code of Business Conduct sets forth the basic principles to guide their day-to-day activities.

•

The Company has adopted a “Whistleblower” Policy that applies to the Company and all employees of the Company’s Advisor, and establishes procedures for the anonymous submission of employee complaints or concerns regarding financial statement disclosures, accounting, internal accounting controls or auditing matters.

The Company’s Audit Committee Charter, Code of Business Conduct and Whistleblower Policy are available on the Company’s website at www.cnl.com/incomeprop/.

Stockholder Communications

Stockholders who wish to communicate with a member or members of the Board may do so by addressing their correspondence to the Board member or members, c/o the Secretary, CNL Income Properties, Inc., 450 South Orange Avenue, Orlando, Florida, 32801. The Secretary will review and forward correspondence to the appropriate person or persons for response.

SECURITY OWNERSHIP

The following table sets forth, as of April 1, 2007, the number and percentage of outstanding shares beneficially owned by all persons known by the Company to own beneficially more than 5% of the Company’s common stock, by each director and nominee, by each executive officer and by all executive officers and directors as a group, based upon information furnished to the Company by such stockholders, directors and officers. The address of the named officers and directors is CNL Center at City Commons, 450 South Orange Avenue, Orlando, Florida 32801.

Name of Beneficial Owner	Number of Shares Beneficially Owned		Percent of Shares
James M. Seneff, Jr.	137,706	(1)	(2)
Robert A. Bourne	—		—
Bruce Douglas	10,206		(2)
Dennis N. Folken	3,215		(2)
Robert J. Woody	—		—
R. Byron Carlock, Jr.	—		—
Tammie A. Quinlan	—		—
Charles A. Muller	—		—
Joseph T. Johnson	—		—
Amy Sinelli	—		—

All directors and executive officers as a group (10 persons)	151,127		(2)

FOOTNOTES:

(1)	Represents shares held by the Advisor and CNL Financial Group (“CFG”) of which Mr. Seneff is a director. Mr. Seneff and his wife share beneficial ownership of the Advisor through their ownership of CFG. The Advisor is a wholly owned subsidiary of CFG.

(2)	Less than 1%.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities (collectively, the “Reporting Persons”), to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Commission. Reporting Persons are required by the Commission’s regulations to furnish the Company with copies of all Forms 3, 4 and 5 that they file. The Company had one late or delinquent filer, Mr. Douglas, during the year ended December 31, 2006. Mr. Douglas’ filing for an initial purchase of stock was less than six months late.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain of the Company’s directors and officers hold similar positions with the Advisor, and with the managing dealer of the Company’s ongoing public offering of its common stock, (the “Offering”), CNL Securities Corp. The chairman of the board indirectly owns a controlling interest in the parent company of the Advisor. In accordance with an advisory agreement and other agreements between the Company and its affiliates, these affiliates receive fees and compensation in connection with the Offering and the acquisition, management and sale of the Company’s assets. CNL Securities Corp., received selling commissions of up to 6.5% and 7.0% of gross offering proceeds and marketing support fees of 2.5% and 3.0% of gross offering proceeds, in connection with the 1st and 2nd Offerings, respectively, as well as actual expenses of up to 0.01% and 0.10% respectively, incurred in connection with due diligence. Generally, all but approximately 0.5% of the selling commissions and marketing support fees are reallowed to third-party participating broker dealers.

For the years ended December 31, 2006 and 2005, we incurred the following fees (in thousands):

	Year Ended December 31
	2006	2005
Selling commissions	$52,659	$18,492
Marketing support fee & due diligence expense reimbursements	22,180	7,124

Total	$74,839	$25,616

For the years ended December 31, 2006 and 2005, the Advisor earned fees and incurred reimbursable expenses as follows (in thousands):

	Year Ended December 31
	2006	2005
Acquisition fees:(1)
Acquisition fees from offering proceeds	$23,376	$8,749
Acquisition fees from debt proceeds	3,220	4,909

Total	26,596	13,658

Asset management fees:(2)	5,356	2,559

Reimbursable expenses:(3)
Offering costs	7,569	11,864
Organizational costs	—	—
Acquisition costs	3,502	2,056
Operating expenses	1,504	1,345

Total	12,575	15,265

Total fees earned and reimbursable expenses	$44,527	$31,482

FOOTNOTES:

(1)	Acquisition fees for services in the selection, purchase, development or construction of real property, generally equal to 3.0% of gross offering proceeds, and 3.0% of loan proceeds for services in connection with the incurrence of debt.

(2)	Asset management fees of 0.08334% per month of our “real estate asset value” and the outstanding principal amount of any mortgage loan as of the end of the preceding month.

(3)	The Advisor and its affiliates are entitled to reimbursement of certain expenses incurred on our behalf in connection with our organization, offering, acquisitions, and operating activities. Pursuant to the Advisory Agreement, we will not reimburse our Advisor any amount by which total operating expenses paid or incurred by us exceed the greater of 2% of average invested assets or 25% of net income (the “Expense Cap”) in any expense year, as defined in the Advisory Agreement. The first applicable Expense Year and measurement period was the twelve months ended June 30, 2005, for which our operating expenses exceeded the Expense Cap by $398,071. In accordance with the Advisory Agreement, such amount was not reimbursed to our Advisor and was recorded as a reduction in general and administrative expenses and was reimbursed by our Advisor. For Expense Years subsequent to the initial measurement period, operating expenses did not exceed the Expense Cap.

Policies regarding Transactions with Certain Affiliates

In order to reduce or eliminate certain potential conflicts of interest, the Articles contain, and/or the Board has adopted restrictions relating to (i) transactions between the Company and its Advisor or its affiliates, (ii) certain future offerings, and (iii) allocation of properties and loans among certain affiliated entities. These restrictions include the following:

Provision of goods and services—No goods or services will be provided by the Advisor or its affiliates to the Company except for transactions in which the Advisor or its affiliates provide those goods or services in accordance with the Articles, or, if a majority of the Company’s directors (including a majority of the independent directors not otherwise interested in such transactions) approve such transactions as fair and reasonable and on terms and conditions not less favorable to the Company than those available from unaffiliated third parties.

Purchase or lease of properties—The Company will not purchase or lease properties in which the Advisor or its affiliates have an interest without the determination, by a majority of the directors (including a majority of the independent directors not otherwise interested in such transaction), that such transaction is fair, competitive and commercially reasonable to the Company and at a price no greater than the cost of the asset to the Advisor or its affiliate unless there is substantial justification for any amount that exceeds such cost and such excess amount is determined to be reasonable. In no event shall the Company acquire any such asset at an amount in excess of its appraised value. Further, the Company will not sell or lease properties to the Advisor or its affiliates unless a majority of the directors (including a majority of the independent directors not otherwise interested in such transaction) determine the transaction is fair and reasonable to the Company.

Loans to affiliates—The Company will not make loans to its Sponsor (CNL Financial Group, Inc.), Advisor, directors or any affiliates thereof, except (a) loans subject to the restrictions governing loans in the Articles or (b) to its subsidiaries or to ventures or partnerships in which the Company holds an interest. Any loans to the Company by the Advisor or its affiliates must be approved by a majority of the directors (including a majority of the independent directors not otherwise interested in such transaction) as fair, competitive, and commercially reasonable, and no less favorable to the Company than comparable loans between unaffiliated parties. It is anticipated that the Advisor or its affiliates shall be entitled to reimbursement, at cost, for actual expenses incurred by the Advisor or its affiliates on its behalf or on behalf of a joint venture in which the Company is a co-venturer, subject to the 2%/25% Guidelines (2% of Average Invested Assets or 25% of Net Income).

Sales of interests in similar programs—Until completion of the current offering, the Advisor and its affiliates will not offer or sell interests in any subsequently formed public program that has investment objectives and structure similar to the Company’s and that intends to (i) invest in a diversified portfolio of different property types in the United States to be leased primarily on a long-term, triple-net lease basis to tenants or operators who are significant industry leaders, and (ii) offer loans or other financings with respect to such properties. The Advisor and its affiliates also will not purchase a property or offer or invest in a loan or other financing for any such subsequently formed public program that has investment objectives and structure similar to the Company’s and that intends to invest primarily in a diversified portfolio of different property types in the United States to be leased primarily on a long-term, triple-net lease basis to tenants or operators who are significant industry leaders until substantially all (generally, 80%) of the funds available for its investment (Net Offering Proceeds) have been invested or committed to investment.

Suitable investment opportunities—The Board and the Advisor have agreed that, in the event an investment opportunity becomes available which is suitable for both the Company and a public or private entity with which the Advisor or its affiliates are Affiliated, for which both entities have sufficient uninvested funds, then the entity which has had the longest period of time elapse since it was offered an investment opportunity will first be offered the investment opportunity. (The Board and the Advisor have agreed that for purposes of this conflict resolution procedure, an investment opportunity will be considered “offered” to the Company when an opportunity is presented to the board of directors for its consideration.) An investment opportunity will not be considered suitable for a program if the requirements of the paragraph immediately above, with respect to having substantially all of the net offering proceeds invested, have not been satisfied. In determining whether or not an investment opportunity is suitable for more than one program, the Advisor and its affiliates will examine such factors, among others, as the cash requirements of each program, the effect of the acquisition both on diversification of each program’s investments by types of properties and geographic area, and on diversification of the tenants of the Company’s properties (which also may affect the need for one of the programs to prepare or produce audited financial statements for a property or a tenant), the anticipated cash flow of each program, the size of the investment, the amount of funds available to each program, and the length of time such funds have been available for investment. If a subsequent development, such as a delay in the closing of a property or a delay in the construction of a property, causes any such investment, in the opinion of the Advisor and its affiliates, to be more appropriate for an entity other than the entity which committed to make the investment, however, the Advisor has the right to agree that the other entity Affiliated with the Advisor or its affiliates may make the investment. Notwithstanding the conflict resolution procedure described herein, in the event that a property which includes a hotel becomes available and the property is a suitable investment for both the Company and CNL Hotels & Resorts, Inc., CNL Hotels & Resorts, Inc. will have a right of first offer if the hotel has generated more than 50% of the revenues from such property during the immediately preceding twelve months.

Voting of shares—With respect to shares owned by the Advisor, the Company’s directors, or any affiliate, neither the Advisor, nor the Company’s directors, nor any of their affiliates may vote or consent on matters submitted to the Company’s stockholders regarding the removal of the Advisor, directors, or any affiliate or any transaction between the Company and any of them. In determining the requisite percentage in interest of shares necessary to approve a matter on which the Advisor, directors, and any affiliate may not vote or consent, any shares owned by any of them shall not be included.

INDEPENDENT AUDITORS

Upon recommendation of and approval by the Audit Committee, including the independent directors, PricewaterhouseCoopers LLP (“PWC”) has been selected to act as independent auditors for the Company for 2007. PWC has served as the independent auditors since the Company’s inception in 2003.

A representative of PWC will be present at the Annual Meeting and will be provided with the opportunity to make a statement if desired. Such representative will also be available to respond to appropriate questions.

Independent Auditor Fees

The following table sets forth the aggregate fees billed by PWC for 2006 and 2005 for audit and non-audit services (as well as all “out-of-pocket” costs incurred in connection with these services) and are categorized as Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees. The nature of the services provided in each such category is described following the table.

	2006	2005
Audit fees	$711,303	$369,175
Audit-related fees	39,255	106,188
Tax fees	435,324	219,232
All other fees	—	100

Total fees	$1,185,882	$694,695

Audit Fees – Consists of professional services rendered in connection with the annual audit of the Company’s consolidated financial statements on Form 10-K and quarterly reviews of the Company’s interim financial statements on Form 10-Q. Audit fees also include fees for services performed by PWC that are closely related to the audit and in many cases could only be provided by the Company’s independent auditors. Such services include the issuance of comfort letters and consents related to the Company’s registration statements and capital raising activities, assistance with and review of other documents filed with the Commission and accounting advice on completed transactions.

Audit Related Fees – Consists of services related to audits of properties acquired, due diligence services related to contemplated property acquisitions and accounting consultations.

Tax Fees – Consists of services related to corporate tax compliance, including review of corporate tax returns, review of the tax treatments for certain expenses and tax due diligence relating to acquisitions.

All Other Fees – Consists of services related to seminars that would be classified as other fees during 2006 and 2005.

Pre-Approval of Audit and Non-Audit Services

Under the Company’s Audit Committee Charter, as adopted by the Audit Committee in May 2004, the Audit Committee must pre-approve all audit and non-audit services provided by the independent auditors in order to assure that the provisions of such services do not impair the auditor’s independence. The policy, as described below and set forth in the Audit Committee Charter sets forth conditions and procedures for such pre-approval of services to be performed by the independent auditor and utilizes both a framework of general pre-approval for certain specified services and specific pre-approval for all other services.

The annual audit services, as well as all audit-related services (assurance and related services that are reasonably related to the performance of the auditor’s review of the financial statements or that are traditionally performed by the independent auditor), requires the specific pre-approval of the Audit Committee. The Audit Committee may, however, grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide (such as comfort letters or consents). The Audit Committee has pre-approved all tax services and may grant general pre-approval for those permissible non-audit services that it has classified as “all other services” because it believes such services are routine and recurring services, and would not impair the independence of the auditor.

The fee amounts for all services to be provided by the independent auditor are established annually by the Audit Committee, and any proposed service fees exceeding approved levels will require specific pre-approval by the Audit Committee. Requests to provide services that require specific approval by the Audit Committee are submitted to the Audit Committee by the independent auditor, the chief financial officer and the chief executive officer, and must include a joint statement as to whether, in their view, the request is consistent with the Commission’s rules on auditor independence.

OTHER MATTERS

The Board does not know of any matters to be presented at the Annual Meeting other than those stated above. If any other business should come before the Annual Meeting, the person(s) named in the enclosed proxy will vote thereon as he or they determine to be in the best interests of the Company.

PROPOSALS FOR THE 2008 ANNUAL MEETING OF STOCKHOLDERS

Any stockholder proposal to be considered for inclusion in the Company’s proxy statement and form of proxy for the annual meeting of stockholders to be held in 2008 must be received at the Company’s office at 450 South Orange Avenue, Orlando, Florida 32801 no later than April 19, 2008.

Notwithstanding the aforementioned deadline, under the Company’s Bylaws, a stockholder must follow certain other procedures to nominate persons for election as directors or to propose other business to be considered at an annual meeting of stockholders. These procedures provide that stockholders desiring to make nominations for directors and/or to bring a proper subject before a meeting must do so by notice timely received by the Secretary of the Company. With respect to proposals for the 2007 annual meeting, the Secretary of the Company must receive notice of any such proposal no earlier than March 1, 2007, and no later than May 9, 2007.

By Order of the Board of Directors,

Amy Sinelli

Secretary

April 30, 2007

Orlando, Florida

ANNEX 1

2006 FORM OF PROXY

YOUR VOTE IS IMPORTANT VOTE BY INTERNET / TELEPHONE / MAIL 24 HOURS A DAY, 7 DAYS A WEEK

INTERNET		TELEPHONE		MAIL

https://www.proxypushnow.com/cip		1-866-390-5229
• Go to the website address listed above. • Have your Proxy Card ready. • Follow the simple instructions that appear on your computer screen.	OR	• Use any touch-tone telephone. • Have your Proxy Card ready. • Follow the simple recorded instructions.	OR	• Mark, sign and date your Proxy Card. • Detach your Proxy Card. • Return your Proxy Card in the postage-paid envelope provided.

IMPORTANT: READ REVERSE SIDE

☐	Ú DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET Ú

Mark, Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.	☒	Votes must be indicated (x) in Black or Blue ink.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING ITEMS:					FOR	AGAINST	ABSTAIN

1. Election of Five Directors for a one-year term:			2. Proposal to amend certain provisions of the Company’s Amended and Restated Articles.		☐	☐	☐

☐ FOR ALL	☐ WITHHOLD FOR ALL	☐ *EXCEPTIONS	3. Proposal to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.		☐	☐	☐

Nominees:	(01) Bruce Douglas; (02) Dennis N. Folken; (03) Robert J. Woody; (04) Robert A. Bourne; (05) James M. Seneff, Jr.

(Instructions: To withhold authority to vote for any individual nominee(s), mark the “*Exceptions” box and write that nominee’s name on the following blank line.)				To change your address, please mark this box and write below.			☐

*Exceptions

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

SCAN LINE

IMPORTANT: Please sign exactly as name appears hereon. Joint owners should each sign personally. Trustees and others signing in a representative or fiduciary capacity should indicate their full titles in such capacity.

			Date	Share Owner sign here		Co-Owner sign here

ELECTRONIC DELIVERY OF PROXY MATERIALS

Sign up to receive next year’s Annual Report and proxy materials via the Internet rather than by mail. Next year when the materials are available, we will send you an e-mail with instructions which will enable you to review these materials on-line. To sign up for this optional service, visit http://www.proxyconsent.com/cip.

CNL INCOME PROPERTIES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
This Proxy will be voted as directed. If the proxy is returned signed, but no direction is given, it will be voted “FOR” the matters stated.

The undersigned hereby appoints James M. Seneff, Jr. and Robert A. Bourne, and each of them, as proxies, with full power of substitution in each, to vote all shares of common stock of CNL Income Properties, Inc., the “Company,” which the undersigned is entitled to vote, at the Annual Meeting of Stockholders of the Company to be held on June 20, 2007, at 10:00 a.m., Eastern time, and any adjournment or postponement thereof, on all matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement, dated April 30, 2007, a copy of which has been received by the undersigned, as follows.

CHANGE OF ADDRESS

CNL INCOME PROPERTIES, INC.

PO BOX 11135

NEW YORK, NY 10203-0135

ANNEX 2

VOTING REMINDER FLYER

CNL Investor Services Company CNL Center at City Commons 450 South Orange Avenue Orlando, Florida 32801-3336 tel (407) 650-1000 (866) 650-0650 www.cnl.com

For your convenience, cast your vote

via telephone, mail or Internet.

But most importantly…

Please Vote!

☑	Read the Enclosed Materials…

Enclosed is the following information for the CNL Income Properties, Inc. Annual Meeting of Stockholders:

•	2006 Annual Report
•	Proxy Statement that describes the proposals to be voted upon
•	Proxy Card

☑	Complete the Proxy Card and Return by Mail…

On the Proxy Card, cast your vote on the proposals, sign and return it in the postage-paid envelope provided. Please note, all parties must sign.

…Or Vote by Telephone

Please refer to the proxy card for telephone voting instructions and your control number.

…Or Vote by Internet

Open the web page: https://www.proxypushnow.com/cip

and follow the online instructions to cast your vote. Your control number is located on the consent form.

If you voted by telephone or the Internet, please DO NOT mail back the Proxy Card.

☑	For Assistance…

If you have any questions or need assistance completing your Proxy Card, please call N.S. Taylor & Associates, Inc., toll free at 1-866-470-3400.

☑	Please Vote…

We encourage you to cast your vote promptly so we can avoid additional costs for soliciting your vote. Your vote will not be cast automatically or for you.

Thank You!

We appreciate your participation and support. Again, please be sure to vote.

Your vote is important!

CNL Investor Services Company CNL Center at City Commons 450 South Orange Avenue Orlando, Florida 32801-3336 tel (407) 650-1000 (866) 650-0650 www.cnl.com

Every Vote Counts!

If you have not voted, please vote today...

If you have already voted, thank you.

We didn’t have it at the time of this mailing;

however, your vote will be counted.

☑	Complete the Proxy Card and Return by Mail…

On the Proxy Card, cast your vote on the proposals, sign and return it in the postage-paid envelope provided. Please note, all parties must sign.

…Or Vote by Telephone

Please refer to the Proxy Card for telephone voting instructions and your control number.

…Or Vote by Internet

Open the web page: https://www.proxypushnow.com/cip

and follow the online instructions to cast your vote. Your control number is located on the Proxy Card.

If you voted by telephone or the Internet, please DO NOT mail back the Proxy Card.

☑	For Assistance…

If you have any questions or need assistance completing your Proxy Card, please call N.S. Taylor & Associates, Inc., toll free at 1-866-470-3400, option 3.

☑	Please Vote…

We encourage you to cast your vote promptly so we can avoid additional costs for soliciting your vote. Your vote will not be cast automatically or for you.

Thank You!

We appreciate your participation and support. Again, please be sure to vote.

Your vote is important!